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                                                                 Exhibit 10.2



                         TERMINATION OF LEASE AGREEMENT


        THIS TERMINATION OF LEASE AGREEMENT ("Agreement") is executed effective September 30, 2001, by and between PRATT LAND LIMITED LIABILITY COMPANY, a Colorado limited liability company ("LANDLORD") and MAXTOR CORPORATION, a Delaware corporation ("TENANT")

                                   WITNESSETH:

        WHEREAS, LANDLORD and TENANT are parties to certain lease agreements ("Lease") as follows with respect to vacated premises located in Longmont, Colorado ("Vacated Premises"):

1821 Lefthand Circle                   Lease dated October 19, 1994

1841 Lefthand Circle                   Lease dated October 19, 1994

1851 Lefthand Circle                   Lease dated October 19, 1994

1900 Pike Road                         Lease dated February 24, 1995

2040 Miller Drive                      Lease dated February 28, 1995

2040 Miller Drive                      Lease dated June 20, 1995

2120 Miller Drive                      Lease dated October 27, 1998

2121 Miller Drive                      Lease dated October 19, 1994

2190 Miller Drive                      Lease dated October 19, 1994


        WHEREAS, LANDLORD and TENANT executed a lease agreement dated November 2, 1999 for premises located at 2452 Clover Basin Drive, Longmont, Colorado ("2452"), containing Paragraph 39.4 - Termination of Existing Leases.

        WHEREAS, LANDLORD and TENANT desire herein to enter into an Agreement with respect to termination of the remaining term of each of the Vacated Premises, with the exception of the lease agreement for 2452.

        NOW, THEREFORE, in consideration of mutual covenants and conditions contained herein and for such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

        1. TENANT acknowledged and affirms that the lease agreement for 2452 is in full force and effect, and TENANT occupies 2452.

        2. Effective Sunday, September 30th, 2001, TENANT has vacated the Vacated Premises.

        3. TENANT acknowledged and affirms that the lease agreement for 2150 Miller Drive executed September 22, 1998 and amended by Addendum executed April

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               17, 2001, is in full force and effect, and TENANT occupies the premises.

        4. LANDLORD hereby terminates the lease agreements for the Vacated Premises effective midnight, October 1, 2001, subject to the terms and conditions of Paragraph 39.4 - Termination of Leases as defined in the lease agreement for 2452.

        5. Nothing in this Agreement shall relieve TENANT or LANDLORD from each of their respective indemnification obligations under Paragraph 21 of each lease relating to Environmental compliance.

        6. Upon execution of this Termination of Lease Agreement, TENANT hereby releases and forever discharges LANDLORD, its agents, contractors, employees, successors and/or assigns, from any and all actions, causes of action, liabilities, suits, claims, damages, costs or expenses, including attorneys' fees, now existing or hereafter arising, whether known or unknown, arising out of or resulting from each lease, except as noted in Section 5 above.

        7. Subject to TENANT'S compliance with Section 4 above, and the payment of all rents and other charges due under the respective leases, LANDLORD hereby releases and forever discharges TENANT, its agents, contractors, employees, successors and/or assigns, from any and all actions, causes of action, liabilities, suits, claims, damages, costs or expenses, including attorneys' fees, now existing or hereafter arising, whether known or unknown, arising out of or resulting from each lease, except as noted in
               Section 5 above.

        8. This Agreement and the releases contained herein shall inure to the benefit of and be binding upon successors, legal representatives and assigns of the parties hereto.

        9. In the event of any conflict between this Agreement and the provisions of each Lease, this Agreement shall control. In the event of any controversy, claim or dispute between the parties affecting or related to the subject matter or performance of this Agreement, the prevailing party shall be entitled to recover from the non-prevailing party all of its reasonable expenses, including but not limited to attorneys' fees, accountant's fees and costs.

       IN WITNESS WHEREOF, the parties hereto have executed this Termination of Lease Agreement as of the date first written above.

LANDLORD:                                 TENANT:

PRATT LAND LIMITED LIABILITY              MAXTOR CORPORATION
COMPANY

By: /s/ Richard D. Gonzales               By: /s/ William Sweeney
    -----------------------------             ----------------------------------
        Richard D. Gonzales                       William Sweeney
        Manager                                   Assoc. General Counsel
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Title                                     Title